Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS



We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement Nos. 333-59397 and 333-90565 on Form S-3 and the Registration Statement No. 333-56591 on Form S-8 of Williams Controls, Inc. and subsidiaries of our reports dated December 18, 1997, which appear in this annual report on Form 10-K for the year ended September 30, 1999.


/s/ Horwath Gelfond Hochstadt Pangburn & Co.
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HORWATH GELFOND HOCHSTADT PANGBURN & CO.

Denver, Colorado
December 29, 1999